EXHIBIT 99.4
     SERIES 2005-1 AND SERIES 2005-2 AGGREGATE COLLECTION DATA YEAR 2005

GE Dealer Floorplan Master Note Trust
2005-1

Payment Date:	1/20/2006
Collection Period Ended:	12/31/2005
Closing Date:	5/5/2005
Next Payment Date:	2/21/2006
Expected Principal Payment Date:	4/21/2008
Final Maturity Date:	4/20/2010
Note Payment Detail

					Principal
					Payment	Interest Payment
Class	CUSIP	Interest Rate	Original Face Value	Beginning Class Balance	Amount	Amount	Total	Ending Class Balance

A	36159LGA1	4.41000%	1,190,000,000.00	1,190,000,000.00	0.00	31,982,270.54	31,982,270.54	1,190,000,000.00
B	36159LAH9	4.60000%	37,600,000.00	37,600,000.00	0.00	1,062,127.79	1,062,127.79	37,600,000.00
C	36159LAJ5	4.84000%	22,400,000.00	22,400,000.00	0.00	671,583.67	671,583.67	22,400,000.00

	TOTALS		1,250,000,000.00	1,250,000,000.00	0.00	33,715,982.00	33,715,982.00	1,250,000,000.00

Beginning of Month Balance			5,155,209,155.18
New Volume			13,574,217,408.08
Principal Collections			13,232,170,525.74
Defaulted Amount			10,561,672.64

End of Month Balance			5,486,694,364.88

Over Concentrations
Dealer Overconcentration			0.00
Manufacturer Overconcentration			0.00
Product Line Overconcentration			0.00

	Total	Overconcentration

Collections
Principal Collections	13,232,170,525.74	0.00	13,232,170,525.74
Non Principal Collections	294,385,244.27	0.00	294,385,244.27

Total Collections	13,526,555,770.01	0.00	13,526,555,770.01

Defaults
Default Amount	10,561,672.64	0.00	10,561,672.64
Series Allocation Percentage			23.72%
Investor Default Amount			2,571,277.88

Charge-Offs
Investor Charge-offs			0.00

Values above Include the Note Trust Certificate

GE Dealer Floorplan Master Note Trust
2005-1

Payment Date:	1/20/2006
Collection Period Ended:	12/31/2005
Closing Date:	5/5/2005
Next Payment Date:	2/21/2006
Expected Principal Payment Date:	4/21/2008
Final Maturity Date:	4/20/2010

Allocation of Available Non Principal Collections

Series Collection Allocation Percentage	23.72%
Available Non Principal Collections Allocated to Series		79,098,591.64

Application of Available Non Principal Collections and Available Principal Collections

(a) Available Non Principal Collections Allocated to Series		79,098,591.64
(i) (A) Amount to Indenture Trustee		6,500.00
(B) Amount to Trustee		7,500.00
(C) Amount to Administrator		2,000.00
(D) Amount to Custodian		0.00

(ii) Noteholder Servicing Fee		10,324,878.97
Unpaid Servicer Advances and interest thereon		0.00

(iii) Class A Monthly Interest		31,982,270.54

(iv) Class B Monthly Interest		1,062,127.79

(v) Class C Monthly Interest		671,583.67

(vi) Investor Default Amount (treated as Available Principal Collections)	2,571,277.88
Required Deposit to Principal Amount		0.00

(vii) Investor Charge-Offs	0.00
Reimbursement of Investor Charge-Offs	0.00
Unreimbursed Investor Charge-Offs	0.00
Reallocation Principal Collections	0.00
Reimbursement of Reallocated Principal Collections	0.00
Unreimbursed Reallocated Principal Collections	0.00
Sum of Unreimbursed Investor Charge-Offs and Reallocated Principal Collections		0.00

(viii) Amount Required to be Deposited to the Reserve Account		0.00

GE Dealer Floorplan Master Note Trust
2005-1

Payment Date:	1/20/2006
Collection Period Ended:	12/31/2005
Closing Date:	5/5/2005
Next Payment Date:	2/21/2006
Expected Principal Payment Date:	4/21/2008
Final Maturity Date:	4/20/2010

(ix) Remaining Amounts due to:
Indenture Trustee	0.00
Trustee	0.00
Administrator	0.00
Custodian	0.00

(x) Amounts otherwise required to be Deposited to Principal Account
Excess Non Principal Collections for Series 2004-1	37,243,713.08
Excess Non Principal Collections for Series 2004-2	36,988,504.73
Excess Non Principal Collections for Series 2005-1	35,041,730.67
Excess Non Principal Collections for Series 2005-2	8,137,855.55

Total Non Principal Collections	117,411,804.03

Non Principal Shortfalls for Series 2004-1	0.00
Non Principal Shortfalls for Series 2004-2	0.00
Non Principal Shortfalls for Series 2005-1	0.00
Non Principal Shortfalls for Series 2005-2	0.00

Total Non Principal Shortfalls	0.00

Aggregate Excess Non Principal applied to Non Principal Shortfalls for Series 2004-1	0.00
Aggregate Excess Non Principal applied to Non Principal Shortfalls for Series 2004-2	0.00
Aggregate Excess Non Principal applied to Non Principal Shortfalls for Series 2005-1	0.00
Aggregate Excess Non Principal applied to Non Principal Shortfalls for Series 2005-2	0.00

Total Aggregate Excess Non Principal Applied to Non Principal Shortfalls	0.00

Released to transferor	117,411,804.03

(b) Revolving Period
Principal Collections Allocated to Series According to 4.3(b)(ii)(x) of Indenture Supplement	3,559,670,465.26
Available Principal Collections Treated as Shared Principal Collections Applied According to Section 8.5 of Indenture	3,559,670,465.26

(c) Controlled Accumulation Period
Principal Collections Allocated to Series According to 4.3(b)(ii)(y) of Indenture Supplement
(i) Monthly Principal Deposited into Principal Account	0.00
(ii) Monthly Principal Deposited to Distribution Account and paid to:	0.00
Class A	0.00
Class B	0.00
Class C	0.00
(iii) Amounts Remaining as Shared Principal Collections Applied According to Section 8.5 of Indenture	0.00

GE Dealer Floorplan Master Note Trust
2005-1

Payment Date:	1/20/2006
Collection Period Ended:	12/31/2005
Closing Date:	5/5/2005
Next Payment Date:	2/21/2006
Expected Principal Payment Date:	4/21/2008
Final Maturity Date:	4/20/2010

Early Amortization Period
Principal Collections Allocated to Series According to 4.3(b)(ii)(z) of Indenture Supplement	0.00

(i) Monthly Principal Deposited into the Principal Account	0.00
(ii) Monthly Principal Deposited to Distribution Account and paid to :
Class A	0.00
Class B	0.00
Class C	0.00
(iii) Amounts Remaining as Shared Principal Collections Applied According to Section 8.5 of Indenture	0.00

Shared Principal Collections for Sharing Series
Aggregate Shared Principal Collections for Principal Sharing Series	11,491,470,802.99
Aggregate Principal Shortfall for Principal Sharing Series	0.00

Aggregate Shared Principal Collections Applied to Principal Shortfall for Series 2004-1	0.00
Aggregate Shared Principal Collections Applied to Principal Shortfall for Series 2004-2	0.00
Aggregate Shared Principal Collections Applied to Principal Shortfall for Series 2005-1	0.00
Aggregate Shared Principal Collections Applied to Principal Shortfall for Series 2005-2	0.00

Amount Deposited into the Excess Funding Account	0.00

Released to Transferor	11,491,470,802.99

Reserve Account (Series Level Account)
Beginning Reserve Account Amount	39,000,000.00
Required Reserve Account Amount
Required Reserve Account Percentage	3.12%
Note Principal Balance	1,250,000,000.00

Required Reserve Account Amount	39,000,000.00

Reserve Account Deficiency	0.00
Reserve Account Deposits	888,441.56
Reserve Account Withdrawals	888,441.56
Ending Reserve Account Amount	39,000,000.00

GE Dealer Floorplan Master Note Trust
2005-1

Payment Date:	1/20/2006
Collection Period Ended:	12/31/2005
Closing Date:	5/5/2005
Next Payment Date:	2/21/2006
Expected Principal Payment Date:	4/21/2008
Final Maturity Date:	4/20/2010

Non Principal Account (Series Level Account)
Beginning Balance	0.00
Deposits	33,729,982.00
Disbursements	33,729,982.00
Ending Balance	0.00

Principal Account (Series Level Account)
Beginning Balance	0.00
Deposits	0.00
Disbursements	0.00
Ending Balance	0.00

Free Equity Amount
Note Trust Principal Balance	5,486,694,364.88
Aggregate Collateral Amount for all Series of Notes	4,525,252,000.00

Free Equity Amount	961,442,364.88

Minimum Free Equity Percentage	5.00%
Note Trust Principal Balance	4,500,000,000.00

Minimum Free Equity Amount	225,000,000.00

Excess Funding Account (Trust Level Account)
Beginning Balance	0.00
Deposits	0.00
Disbursements	0.00
Ending Balance	0.00

Monthly Payment Rate
Current Monthly Payment Rate	31.35%
Prior Monthly Payment Rate	32.61%
Second Prior Monthly Payment Rate	35.15%

3 Month Average Monthly Payment Rate	33.04%

GE Dealer Floorplan Master Note Trust
2005-1

Payment Date:	1/20/2006
Collection Period Ended:	12/31/2005
Closing Date:	5/5/2005
Next Payment Date:	2/21/2006
Expected Principal Payment Date:	4/21/2008
Final Maturity Date:	4/20/2010

Summary of Allocation to Collections

Total Principal Collections	13,232,170,525.74
Principal Collections Allocated to Series 2004-1	3,595,625,984.70
Principal Collections Allocated to Series 2004-2	3,595,625,984.70
Principal Collections Allocated to Series 2005-1	3,559,670,465.26
Principal Collections Allocated to Series 2005-2	740,548,368.33

Principal Collections Not Allocated to Any Series and Released to Transferor	1,740,699,722.75

Total Non Principal Collections	294,385,244.27
Non Principal Collections Allocated to Series 2004-1	79,897,550.70
Non Principal Collections Allocated to Series 2004-2	79,897,550.70
Non Principal Collections Allocated to Series 2005-1	79,098,591.64
Non Principal Collections Allocated to Series 2005-2	18,170,738.67

Non Principal Collections Not Allocated to Any Series and Released to Transferor	37,320,812.56

GE Dealer Floorplan Master Note Trust
2005-2

Payment Date:	1/20/2006
Collection Period Ended:	12/31/2005
Closing Date:	10/20/2005
Next Payment Date:	2/21/2006
Expected Principal Payment Date:	9/20/2008
Final Maturity Date:	9/20/2010
Note Payment Detail

					Principal
				Beginning Class	Payment	Interest Payment		Ending Class
Class	CUSIP	Interest Rate	Original Face Value	Balance	Amount	Amount	Total	Balance

A	36159LAK2	4.40000%	714,000,000.00	714,000,000.00	0.00	7,675,528.96	7,675,528.96	714,000,000.00
B	36159LAL0	4.57000%	22,600,000.00	22,600,000.00	0.00	252,769.36	252,769.36	22,600,000.00
C	36159LAM8	4.75000%	13,400,000.00	13,400,000.00	0.00	156,036.10	156,036.10	13,400,000.00

	TOTALS		750,000,000.00	750,000,000.00	0.00	8,084,334.42	8,084,334.42	750,000,000.00

Beginning of Month Balance	4,477,516,845.03
New Volume	5,884,388,910.24
Principal Collections	4,867,553,468.90
Defaulted Amount	7,657,921.49

End of Month Balance	5,486,694,364.88

Over Concentrations
Dealer Overconcentration	0.00
Manufacturer Overconcentration	0.00
Product Line Overconcentration	0.00

	Total	Overconcentration
Collections
Principal Collections	4,867,553,468.90	0.00	4,867,553,468.90
Non Principal Collections	119,547,112.11	0.00	119,547,112.11

Total Collections	4,987,100,581.01	0.00	4,987,100,581.01

Defaults
Default Amount	7,657,921.49	0.00	7,657,921.49
Series Allocation Percentage			14.23%
Investor Default Amount			1,107,156.06

Charge-Offs
Investor Charge-offs			0.00
Values above Include the Note Trust Certificate

GE Dealer Floorplan Master Note Trust
2005-2

Payment Date:	1/20/2006
Collection Period Ended:	12/31/2005
Closing Date:	10/20/2005
Next Payment Date:	2/21/2006
Expected Principal Payment Date:	9/20/2008
Final Maturity Date:	9/20/2010

Allocation of Available Non Principal Collections

Series Collection Allocation Percentage		14.23%
Available Non Principal Collections Allocated to Series		18,170,738.67

Application of Available Non Principal Collections and Available Principal Collections

(a) Available Non Principal Collections Allocated to Series		18,170,738.67
(i) (A) Amount to Indenture Trustee		0.00
(B) Amount to Trustee		14,500.00
(C) Amount to Administrator		750.00
(D) Amount to Custodian		0.00

(ii) Noteholder Servicing Fee		1,933,298.70
Unpaid Servicer Advances and interest thereon		0.00

(iii) Class A Monthly Interest		7,675,528.96

(iv) Class B Monthly Interest		252,769.36

(v) Class C Monthly Interest		156,036.10

(vi) Investor Default Amount (treated as Available Principal Collections)	1,107,156.06
Required Deposit to Principal Amount		0.00

(vii) Investor Charge-Offs	0.00
Reimbursement of Investor Charge-Offs	0.00
Unreimbursed Investor Charge-Offs	0.00
Reallocation Principal Collections	0.00
Reimbursement of Reallocated Principal Collections	0.00
Unreimbursed Reallocated Principal Collections	0.00
Sum of Unreimbursed Investor Charge-Offs and Reallocated Principal Collections		0.00

(viii) Amount Required to be Deposited to the Reserve Account		0.00

GE Dealer Floorplan Master Note Trust
2005-2

Payment Date:	1/20/2006
Collection Period Ended:	12/31/2005
Closing Date:	10/20/2005
Next Payment Date:	2/21/2006
Expected Principal Payment Date:	9/20/2008
Final Maturity Date:	9/20/2010

(ix) Remaining Amounts due to :
Indenture Trustee	0.00
Trustee	0.00
Administrator	0.00
Custodian	0.00

(x) Amounts otherwise required to be Deposited to Principal Account
Excess Non Principal Collections for Series 2004-1	12,969,433.13
Excess Non Principal Collections for Series 2004-2	12,873,599.79
Excess Non Principal Collections for Series 2005-1	12,728,309.59
Excess Non Principal Collections for Series 2005-2	8,137,855.55

Total Non Principal Collections	46,709,198.06

Non Principal Shortfalls for Series 2004-1	0.00
Non Principal Shortfalls for Series 2004-2	0.00
Non Principal Shortfalls for Series 2005-1	0.00
Non Principal Shortfalls for Series 2005-2	0.00

Total Non Principal Shortfalls	0.00

Aggregate Excess Non Principal applied to Non Principal Shortfalls for Series 2004-1	0.00
Aggregate Excess Non Principal applied to Non Principal Shortfalls for Series 2004-2	0.00
Aggregate Excess Non Principal applied to Non Principal Shortfalls for Series 2005-1	0.00
Aggregate Excess Non Principal applied to Non Principal Shortfalls for Series 2005-2	0.00

Total Aggregate Excess Non Principal Applied to Non Principal Shortfalls	0.00

Released to transferor	46,709,198.06

(b) Revolving Period
Principal Collections Allocated to Series According to 4.3(b)(ii)(x) of Indenture Supplement	740,548,368.33
Available Principal Collections Treated as Shared Principal Collections Applied According to Section 8.5 of Indenture	740,548,368.33

( c) Controlled Accumulation Period
Principal Collections Allocated to Series According to 4.3(b)(ii)(y) of Indenture Supplement
(i) Monthly Principal Deposited into Principal Account	0.00
(ii) Monthly Principal Deposited to Distribution Account and paid to:	0.00
Class A	0.00
Class B	0.00
Class C	0.00
(iii) Amounts Remaining as Shared Principal Collections Applied According to Section 8.5 of Indenture	0.00

GE Dealer Floorplan Master Note Trust
2005-2

Payment Date:	1/20/2006
Collection Period Ended:	12/31/2005
Closing Date:	10/20/2005
Next Payment Date:	2/21/2006
Expected Principal Payment Date:	9/20/2008
Final Maturity Date:	9/20/2010

Early Amortization Period
Principal Collections Allocated to Series According to 4.3(b)(ii)(z) of Indenture Supplement	0.00

(i) Monthly Principal Deposited into the Principal Account	0.00
(ii) Monthly Principal Deposited to Distribution Account and paid to :
Class A	0.00
Class B	0.00
Class C	0.00
(iii) Amounts Remaining as Shared Principal Collections Applied According to Section 8.5 of Indenture	0.00

Shared Principal Collections for Sharing Series
Aggregate Shared Principal Collections for Principal Sharing Series	4,468,223,979.83
Aggregate Principal Shortfall for Principal Sharing Series	0.00

Aggregate Shared Principal Collections Applied to Principal Shortfall for Series 2004-1	0.00
Aggregate Shared Principal Collections Applied to Principal Shortfall for Series 2004-2	0.00
Aggregate Shared Principal Collections Applied to Principal Shortfall for Series 2005-1	0.00
Aggregate Shared Principal Collections Applied to Principal Shortfall for Series 2005-2	0.00

Amount Deposited into the Excess Funding Account	0.00

Released to Transferor	4,468,223,979.83

Reserve Account (Series Level Account)
Beginning Reserve Account Amount	23,400,000.00
Required Reserve Account Amount
Required Reserve Account Percentage	3.12%
Note Principal Balance	750,000,000.00

Required Reserve Account Amount	23,400,000.00

Reserve Account Deficiency	0.00
Reserve Account Deposits	182,778.22
Reserve Account Withdrawals	182,778.22
Ending Reserve Account Amount	23,400,000.00

GE Dealer Floorplan Master Note Trust
2005-2

Payment Date:	1/20/2006
Collection Period Ended:	12/31/2005
Closing Date:	10/20/2005
Next Payment Date:	2/21/2006
Expected Principal Payment Date:	9/20/2008
Final Maturity Date:	9/20/2010

Non Principal Account (Series Level Account)
Beginning Balance	0.00
Deposits	8,098,834.42
Disbursements	8,098,834.42
Ending Balance	0.00

Principal Account (Series Level Account)
Beginning Balance	0.00
Deposits	0.00
Disbursements	0.00
Ending Balance	0.00

Free Equity Amount
Note Trust Principal Balance	5,486,694,364.88
Aggregate Collateral Amount for all Series of Notes	4,525,252,000.00

Free Equity Amount	961,442,364.88

Minimum Free Equity Percentage	5.00%
Note Trust Principal Balance	4,500,000,000.00

Minimum Free Equity Amount	225,000,000.00

Excess Funding Account (Trust Level Account)
Beginning Balance	0.00
Deposits	0.00
Disbursements	0.00
Ending Balance	0.00

Monthly Payment Rate
Current Monthly Payment Rate	31.35%
Prior Monthly Payment Rate	32.61%
Second Prior Monthly Payment Rate	35.15%

3 Month Average Monthly Payment Rate	33.04%

GE Dealer Floorplan Master Note Trust
2005-2

Payment Date:	1/20/2006
Collection Period Ended:	12/31/2005
Closing Date:	10/20/2005
Next Payment Date:	2/21/2006
Expected Principal Payment Date:	9/20/2008
Final Maturity Date:	9/20/2010

Summary of Allocation to Collections

Total Principal Collections	4,867,553,468.90
Principal Collections Allocated to Series 2004-1	1,246,714,165.48
Principal Collections Allocated to Series 2004-2	1,246,714,165.48
Principal Collections Allocated to Series 2005-1	1,234,247,280.54
Principal Collections Allocated to Series 2005-2	740,548,368.33

Principal Collections Not Allocated to Any Series and Released to Transferor	399,329,489.07

Total Non Principal Collections	119,547,112.11
Non Principal Collections Allocated to Series 2004-1	30,590,462.77
Non Principal Collections Allocated to Series 2004-2	30,590,462.77
Non Principal Collections Allocated to Series 2005-1	30,284,564.43
Non Principal Collections Allocated to Series 2005-2	18,170,738.67

Non Principal Collections Not Allocated to Any Series and Released to Transferor	9,910,883.47